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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                          ----------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): August 18, 1997
                                                          ---------------


                             SUMMIT TECHNOLOGY, INC.
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)


      MASSACHUSETTS                    0-16937                04-2897945
      -------------                    -------                ----------

(State or Other Jurisdiction         (Commission             (IRS Employer
     of Incorporation)               File Number)         Identification No.)


                                21 HICKORY DRIVE
                          WALTHAM, MASSACHUSETTS 02154
                          ----------------------------
                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code:  (617) 890-1234
                                                     --------------
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ITEM 2.      ACQUISITION OR DISPOSITION OF ASSETS

         (a) On August 18, 1997, pursuant to the Acquisition Agreement dated July 23, 1997 (the "Acquisition Agreement") between Summit Technology, Inc. (the "Registrant"), Refractive Centers International, Inc., a wholly-owned subsidiary of the Registrant ("RCII"), and LCA-Vision Inc. ("LCA"), the Registrant sold to LCA 5,000,000 shares of RCII's Common Stock, par value $.01 per share ("RCII Common Stock"), representing all of the shares of RCII Common Stock owned by the Registrant and approximately 94.7% of the issued and outstanding shares of RCII Common Stock. (LCA purchased the remaining 5.3% of the outstanding shares of RCII Common Stock from certain option holders of RCII, who exercised their options prior to the closing and exchanged their shares of RCII Common Stock for shares of common stock of LCA). The purchase price received by the Registrant under the Acquisition Agreement consisted of 16,164,361 shares of common stock, par value $.001 per share, of LCA. The purchase price was calculated pursuant to a formula set forth in the Acquisition Agreement which was determined by arms-length negotiation between the parties.

         (b)    Not applicable.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
             INFORMATION AND EXHIBITS

         (a)    NOT APPLICABLE.

         (b) PRO FORMA FINANCIAL INFORMATION. It is currently impracticable to provide the required pro forma financial information in this Current Report. All of the required pro forma financial information will be filed by amendment as soon as it becomes available.
         (c)    EXHIBITS

Exhibit Number                   Title
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
    2.1                          Acquisition Agreement dated July 23, 1997
                                 (the "Acquisition Agreement") between Summit
                                 Technology, Inc. (the "Registrant"),
                                 Refractive Centers International, Inc., a
                                 wholly-owned subsidiary of the Registrant
                                 ("RCII"), and LCA-Vision Inc. ("LCA").
                                 The Registrant will furnish supplementally a
                                 copy of any omitted exhibit to the Acquisition
                                 Agreement to the Securities and Exchange
                                 Commission upon request.

    2.2                          Shareholders' Agreement dated
                                 August 18, 1997 between the Registrant,
                                 LCA and certain shareholders named therein.

    2.3                          Registration Rights Agreement dated
                                 August 18, 1997 between the Registrant
                                 and LCA.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  SUMMIT TECHNOLOGY, INC.



                                                  By: /s/Robert J. Palmisano
                                                       _________________________
                                                       Robert J. Palmisano
                                                       Chief Executive Officer

Date: August 28, 1997



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